UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2010

GSI GROUP INC.

(Exact name of registrant as specified in its charter)

New Brunswick, Canada	000-25705	98-0110412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Middlesex Turnpike Bedford, Massachusetts		01730
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (781) 266-5700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On September 9, 2010, GSI Group Inc. (the “Company”) announced that it has moved its annual meeting of shareholders to November 23, 2010 from its previously scheduled date of September 30, 2010. The Company expects to set October 18, 2010 as the record date for this meeting. The Company also announced that it expects to file its Annual Report on Form 10-K for the year ended December 31, 2009 and Quarterly Reports on Form 10-Q for the fiscal quarters ended April 3, July 3, and October 2, 2009, on or before October 15, 2010, thereby providing shareholders with 2009 financial information prior to the annual meeting. Additionally, the Company expects to file its Quarterly Reports on Form 10-Q for the fiscal quarters ended April 2, July 2, and October 1, 2010, on or before December 31, 2010.

The Company also announced its bookings for the second quarter of 2010, as well as certain balance sheet information as of the end of the second quarter of 2010 and as of September 3, 2010.

Finally, the Company announced that the Board of Directors (the “Board”) recently retained the executive recruiting firm Lancor Partners LLC (“Lancor”) to assist in identifying and recruiting a permanent Chief Executive Officer for the Company. Lancor will work with the search committee of the Board with the goal of filling this position by year end.

A copy of the press release is attached hereto as Exhibit 99.1. The information furnished on this Current Report on Form 8-K, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth in such filing.

FORWARD-LOOKING STATEMENTS

Certain statements in this Current Report on Form 8-K are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on current expectations and assumptions that are subject to risks and uncertainties. All statements contained in this report that do not relate to matters of historical fact should be considered forward-looking statements, and are generally identified by words such as “expect,” “intend,” “anticipate,” “estimate,” “plan,” and other similar expressions. These forward-looking statements include, but are not limited to, statements related to the expected record date for the annual meeting of shareholders and the Company’s ability to file its financial statements on the timeline discussed in this report.

These forward-looking statements involve a number of risks, uncertainties, assumptions and other factors that could affect future results and cause actual results and events to differ materially from historical and expected results and those expressed or implied in the forward-looking statements. Important risk factors that could affect the outcome of the events set forth in these statements and that could affect the Company’s operating results and financial condition are discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, the Company’s Current Report on Form 8-K filed on June 4, 2010, and in the Company’s subsequent filings with the SEC made prior to or after the date hereof. Such statements are based on the Company’s management’s beliefs and assumptions and on information currently available to the Company’s management. The Company disclaims any obligation to update any forward-looking statements as a result of developments occurring after the date of this document except as required by law.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits:

99.1	Press Release dated as of September 9, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSI Group Inc.
(Registrant)

Date: September 9, 2010	By:	/S/ GLENN E. DAVIS
Glenn E. Davis
Principal Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated as of September 9, 2010.

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